UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2007

NUTRITION 21, INC.
(Exact name of registrant as specified in its charter)

New York	0-14983	11-2653613
(State or Other Jurisdiction of Incorporation)	(Commission file Number)	(IRS Employer Identification No.)

4 Manhattanville Road, Purchase, New York	10577
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (914) 701-4500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Effective upon release from escrow on July 27 2007, the company and two wholly owned subsidiaries (collectively “Borrower”) entered into a Loan and Security Agreement dated as of June 30, 2007 with Gerber Finance Inc. (“Lender”). Each Borrower is jointly and severally liable for all borrowings and other obligations to the Lender under the Agreement.

Under the Agreement, the Borrower may on a revolving basis and at Lender’s discretion borrow from Lender, against eligible receivables and eligible inventory under a formula set forth in the Agreement, up to a maximum of $5,000,000 at any time outstanding. Borrowings bear interest at the prime rate plus 3% and are secured by a security interest in all of the assets of the Borrower. The Agreement also provides for various fees and expenses payable by the Borrower to Lender.

The term of the Agreement expires on June 29, 2009, or earlier on certain defaults, including the breach of designated financial covenants.

In the Agreement, Borrower covenanted among other things that without Lender’s consent it will not (i) borrow (other than from Lender) more than $3 million at any time outstanding, (ii) declare or pay dividends on its common stock or repurchase its common stock, or (iii) enter into any merger, or purchase or sale of stock or assets or joint venture transaction, or into any similar transaction, unless the effective purchase price or capital or other contribution is valued at not more than $15 million.

See Item 2.03 for information on an initial borrowing that Borrower made under the Agreement on July 27, 2007.

The foregoing summary of certain terms of the Agreement is qualified by reference to the actual terms of the instruments that are included as exhibits with this filing.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to Item 1.01 of this Report. On July 27, 2007, Borrower made an initial borrowing of $1.6 million under the Agreement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.01	LOAN AND SECURITY AGREEMENT - GERBER FINANCE INC. as Lender and NUTRITION 21, INC., NUTRITION 21, LLC, and ICELAND HEALTH, LLC as Co-Borrowers
10.02	NUTRITION 21, INC. GUARANTEE
10.03	NUTRITION 21, LLC GUARANTEE
10.04	ICELAND HEALTH, LLC GUARANTEE

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Nutrition 21, Inc. (Registrant)

Date: July 31, 2007	By:	/s/ Paul Intlekofer
Paul Intlekofer President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
10.01	LOAN AND SECURITY AGREEMENT - GERBER FINANCE INC. as Lender and NUTRITION 21, INC., NUTRITION 21, LLC, and ICELAND HEALTH, LLC as Co-Borrowers
10.02	NUTRITION 21, INC. GUARANTEE
10.03	NUTRITION 21, LLC GUARANTEE
10.04	ICELAND HEALTH, LLC GUARANTEE